LETTER AMENDMENT


                                                 Dated as of April 30, 1997



To   the  banks,   financial   institutions  and  other  institutional   lenders
     (collectively, the "Lenders") parties to the Credit Agreement referred to below and to Fleet National Bank, as administrative agent (the "Administrative Agent") for the Lenders

Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of December 23, 1996 (the "Credit Agreement") among the undersigned, CT Holding, Inc., a Delaware corporation ("Holding"), and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

         The Credit Agreement is, effective of the date of this Letter Amendment, hereby amended as follows:

         (a) Section 5.04(b) of the Credit Agreement is amended by deleting the portion of the chart therein relating to the fiscal quarters ended April 30, 1997, July 31, 1997, October 31, 1997, January 31, 1998 and April 30, 1998 and
replacing such portion of such chart with the following:


"Four Fiscal Quarters Ending
 Closest To                              Amount

April 30, 1997                           $19,000,000
July 31, 1997                            $19,000,000
October 31, 1997                         $19,000,000
January 31, 1998                         $20,000,000
April 30, 1998                           $20,000,000."

         (b) Section 5.04(c) of the Credit Agreement is amended by deleting the portion of the chart therein relating to the fiscal quarters ended January 31, 1998 and April 30, 1998 and replacing such portion of such chart with the following:




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"Four Fiscal Quarters Ending
 Closest To                              Amount
January 31, 1998                         1.60
April 30, 1998                           1.60."

         (c) Section 5.04(d) of the Credit Agreement is amended by deleting the portion of the chart therein relating to the fiscal quarters ended April 30, 1997, July 31, 1997, October 31, 1997, January 31, 1998 and April 30, 1998 and
replacing such portion of such chart with the following:


"Four Fiscal Quarters Ending
 Closest To                              Amount
April 30, 1997                           6.80
July 31, 1997                            6.20
October 31, 1997                         6.20
January 31, 1998                         6.20
April 30, 1998                           6.20."

         This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by us, Holding and the Required Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to this Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

         The Credit Agreement, as specifically amended by this Letter Amendment, and the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents.




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                                        3

         If you agree to the terms and provisions of this Letter Amendment, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Maura E. O'Sullivan, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

         This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

         This Letter Amendment shall be governed by, and construed in accordance with, the Laws of the State of New York.

                                      Very truly yours,

                                      CENTRAL TRACTOR FARM & COUNTRY, INC.

                                      By /s/ Dean Longnecker
                                           Title: Exec. V.P.


                                      CT HOLDING, INC.

                                     By /s/ Steven G. Segal
                                           Title:



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                                        4


Agreed as of the date first above written:

FLEET NATIONAL BANK,
 as Administrative Agent and as Lender

By /s/ John E. Duncan
     Title: Managing Director



NATIONSBANK, N.A.,
  as Co-Agent and as Lender


By
     Title:


HELLER FINANCIAL, INC.

By /s/ Salvatore Salzillo
     Title: AVP



NORWEST BANK, IOWA, N.A.

By /s/ Robert G. Gagne
     Title: Vice President